UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a -12

BIOLASE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Explanatory Note

The purpose of this Schedule 14A is to file with the Securities and Exchange Commission (the “SEC”) a presentation that was used by BIOLASE, Inc. (the “Company”) in a teleconference with a proxy advisory firm on April 8, 2015 and that may be used by the Company from time to time in future conversations with investors or other proxy advisory firms. The presentation pertains to certain matters to be voted upon at the Company’s 2015 annual meeting of stockholders to be held on April 27, 2015. The information contained in the presentation should be read together with the Company’s definitive proxy statement filed with the SEC on April 3, 2015.

April 2015 Driving Value from a Global Market Leadership Position

Statements contained in this presentation that refer to BIOLASE's estimated or anticipated future results or other non-historical facts are forward-looking statements, as are any statements in this presentation concerning BIOLASE's prospects, strategic initiatives or anticipated financial performance. Forward-looking statements can be identified through the use of words such as “anticipates,” “expects,” “intends,” “plans,”
“believes,” “seeks,” “estimates,” “may,” “will,” and variations of these words or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect BIOLASE's current expectations and speak only as of the date of this presentation. Actual results may differ materially from BIOLASE’s current expectations depending upon a number of factors including, among others, adverse changes in general economic and market conditions, competitive factors such as pricing pressures and new product introductions, uncertainty of customer acceptance of new product offerings, market changes, risks associated with managing the growth of the business, and those other risks and uncertainties that are described in the Risk Factors section of BIOLASE's most recent annual report on Form 10-K filed with the
SEC. BIOLASE does not undertake any responsibility to revise or update any forward-looking statements contained in this presentation, except as required by law.
SAFE HARBOR STATEMENT

BIOLASE is a global medical device company that develops,
manufactures and markets leading laser technology currently
focused on the dental market
Proprietary laser-based products incorporate technology covered by over 300 issued or pending patents worldwide
Markets and distributes high-end 2D and 3D digital imaging
equipment, CAD/CAM intraoral scanners, and in-office
milling machines and 3D printers
Over 200 employees worldwide with facilities in Irvine, CA
and Germany
In August 2014, formed a new Dental Professional Advisory
Board, comprised of four founding members, who have made
significant contributions to the specialties of periodontics, implantology, oral surgery, multi-stage restorative therapy, and periimplantitis therapy
Our goal is to refocus our energies on strengthening
leadership, worldwide competitiveness and attention to our
professional customers and their patients
COMPANY OVERVIEW

The Company’s financial performance deteriorated significantly in the last 14 quarters of Mr. Pignatelli’s service, including a net loss of $11.5 million in 2013 and an $11.3 million net loss for the first six months of 2014 (during which Mr. Pignatelli was Chairman and CEO for all but two weeks). This created significant negative market momentum, organization disruption and customer credibility issues.
The sustained losses left the Company with $700,000 of available credit under its credit facilities and insufficient cash to fund operations and invest in the growth of the business (as of June 30, 2014). In turn, many vendors refused to ship or demanded cash on delivery (COD) payment terms, resulting in product delivery delays and efficiency problems.
Mr. Pignatelli spent less than 20 days per year at Company headquarters during 2012 and 2013.
Mr. Pignatelli caused BIOLASE to defend two lawsuits in Delaware in 2014 all at the Company’s expense, and threatened proxy fights in 2014 and 2015.
Mr. Pignatelli ultimately resigned as Chairman and CEO following a June 2014 Delaware Supreme Court ruling, the effect of which was that a majority of the Company’s Board had indicated a desire to remove Mr. Pignatelli as CEO.
The Board is determined to work together constructively with a focus on shareholder value and its duty both to the
Company and the interests of the Company’s stockholders. The Board believes that Mr. Pignatelli’s multiple threats to launch a proxy contest, lawsuits against the Company and certain of its current directors and disruptive attempt to maintain control of the Company call into question his ability to work with other current Board members and
Company management.
FEDERICO PIGNATELLI: A HISTORY
Although the Board does not recommend a vote for Mr. Pignatelli, he is in the Company’s proxy statement and the Company’s card per an agreement dated as of June 6, 2013.

6.00
5.00
4.00
3.00
2.00
1.00
Dec
2010
Mar
Jun
2011
Sep
Dec
Mar
Jun
2012
Sep
Dec
Mar
Jun
2013
Sep
Dec
Mar
Jun
2014
Sep
Dec
Mar
2015
BIOL US Equity (Biolase Inc) Biolase
Copyright© 2015 Bloomberg Finance L.P.
02-Apr-2015 11:00:34

BIOLASE

*Stock chart covers Mr. Pignatelli’s last 14 quarters as CEO, as well as the time since his departure
Mr. Pignatelli directs the Company to file a news release on March 3, 2014 and a subsequent 8-K on March 6, 2014 which contain conflicting information regarding the composition of the Board
BIOLASE reports a larger-than-expected Q2 2013 quarterly loss and discloses it "no longer expects to generate cash from operations overall for the year ending December 31, 2013" (8/7/13)
BIOLASE discloses Comerica Bank agreement to waive BIOLASE's non-compliance with a loan agreement only in conjunction with an amendment to the agreement reducing the borrowing limit from $10 million to $7.5 million (8/9/13) right before BIOLASE discloses that cash burn for 2013 will likely be more than twice that of 2012 (8/19/13); Comerica subsequently decreased the borrowing limit from
$7.5 million to $5 million on March 4, 2014 and from $5 million to $4 million on April 10, 2014
Oracle investments disclosed: 11/22/13, 12/20/13 and 2/11/14
Oracle files lawsuit to clarify Board composition (3/11/14)
BIOLASE announces Mr. Pignatelli’s resignation from his roles as Chairman and CEO (6/17/14)
BIOLASE misses analysts’ EPS estimates for Q1 2013 (5/7/13)
SHARE PRICE PERFORMANCE DURING PIGNATELLI TENURE AS CEO

Revitalized management team:
Strong progress:
While we have not achieved all of our objectives, we understand what has to be done and we believe we have the right leadership and strategy in place to build on the momentum we established in late 2014.
CEO – Jeffrey Nugent
CFO – David Dreyer
Senior Vice President for Worldwide Sales and Account Management
Vice President of Quality and Regulatory Affairs
Vice President and Chief Marketing Officer
Raised equity, making more cash available for strategic deployment
Retained a well-known market research firm to regularly survey customers, evaluate satisfaction and loyalty and track those metrics on an ongoing basis
Less than six months after this engagement began, BIOLASE’s Net Promoter Score, a widely accepted measure of customer loyalty, more than doubled
Introduced two innovative products (WaterLase iPlus™ 2.0 and EPIC™ X), improving the product line to directly address customer needs
Established the industry’s first ever Practice Growth Guarantee, affirming BIOLASE’s confidence in its products
TURNAROUND IS UNDERWAY AND MOMENTUM IS STRONG

Clearly, the stronger balance sheet will help Management execute its growth strategy, and should allow The Company to improve its relationships with its suppliers and other business partners, which should provide incremental improvement to gross margin.”
- Ascendiant Capital Markets, LLC
“
BIOLASE strengthened its balance sheet with two equity financings in July and November 2014
Raised a combined $47 million of gross proceeds from both new and existing shareholders
In 2014, BIOLASE paid off and terminated its credit facilities
Cash and cash equivalents at the end of 2014 were approximately $31.6 million compared to $1.4 million on December 31, 2013
VASTLY IMPROVED FINANCIAL POSITION

PAUL CLARK
Chairman
On June 16, 2014, the Board elected Mr. Clark as Chairman of the Board.  Mr. Clark has served as Chairman, CEO and President of ICOS Corporation, which researched and marketed Cialis and was acquired by Eli Lilly and Company in 2007 for approximately $2.3 billion.  Prior to serving at ICOS Corporation, he was President of Abbott Laboratories’ Pharmaceuticals
Division and served on Abbott’s board of directors.
JONATHAN T. LORD, M.D.
Director
Dr. Lord served as the Chief Operating Officer of the Miller School and Uhealth-University of Miami Health System from March 2012 to January
2013. From August 2011 to March 2012, Dr. Lord served as the Chief Innovation Officer at the University of Miami, Florida. From April 2009 to
January 2010, Dr. Lord served as President and Chief Executive Officer of Navigenics, Inc., a privately held healthcare company. Since 2008, Dr.
Lord has served on the board of directors of DexCom, Inc., a publicly-held medical device company focused on the design, development and commercialization of continuous glucose monitoring systems, and served as its Chairman from May 2010 through January 2015.  Dr. Lord previously served as a director of Stericycle, Inc., a publicly-held company focused on providing regulated and compliance solutions to healthcare and commercial businesses, and MAKO Surgical Corp., a publicly traded company that was sold to Stryker Corporation in December
2013.
JEFFREY NUGENT
President and Chief Executive Officer
On September 2, 2014, the Board appointed Mr. Nugent President and Chief Executive Officer.  He served as Worldwide
President and CEO of Neutrogena Corporation following a 20 year career of senior leadership roles at Johnson & Johnson, at both the operating company and corporate levels.  He was responsible for Johnson & Johnson’s Dental Care business, among others.  Mr. Nugent also has served as President and CEO of Revlon, Inc. and Founder, President and CEO of Precision
Dermatology, Inc. Mr. Nugent served as BIOLASE’s Acting Chief Executive Officer beginning in June 2014.
FREDERIC MOLL, M.D.
Director
Dr. Moll has served as Chairman of Auris Surgical Robotics, Inc., an ophthalmic robotics company, since June 2011 and has served as its Chief Executive Officer since August 2012. In September 2002, Dr. Moll co-founded Hansen Medical, Inc., a publicly-held medical robotics company and he served as its Chief Executive Officer through June 2010 and served on its board of directors through May 2012.  In 1995, Dr. Moll co-founded Intuitive Surgical, Inc., a manufacturer of robotic surgical systems that became publicly-held in 2000.
JAMES R. TALEVICH
Director
Mr. Talevich serves as a director of Nova LifeStyle, Inc., a publicly-held international manufacturing company. Mr. Talevich was
Chief Financial Officer of I-Flow Corporation, a publicly-held medical technology company, from 2000 to 2009. Prior to I-Flow, he served as Chief Financial Officer of Gish Biomedical, Inc., a publicly- held medical device company, from 1999 to 2000, and as Chief Financial Officer of Tectrix Fitness Equipment, Inc., a privately-held manufacturer of virtual reality fitness equipment, from 1995 to 1999.
The five Board nominees are highly qualified with relevant experience
BOARD NOMINEES: KEEPING THE RIGHT LEADERSHIP IN PLACE

The future is bright for BIOLASE. It has the products, industry relationships, leadership, customer insight and sales and marketing capabilities to penetrate further into an environment that, to date, has not fully embraced the potential of dental lasers. Looking at a company that now has the cash to invest strategically in its business, we’re confident that tremendous growth is on the horizon.
- Jack Schuler (19.9%,)
Laser dentistry is a disruptive technology whose time has finally arrived.
BIOLASE is the world leader in painless laser dentistry, with a substantial installed base and strong patent portfolio. The new board inherited a somewhat troubled company in the middle of 2014. But with new management and significant growth capital now in place, we expect reinvigorated growth for the company and its customers.”
- Larry Feinberg, Oracle Partners (19.8%)
“
“
STRONG SHAREHOLDER SUPPORT

BIOLASE has been a party to two costly and distracting lawsuits involving Mr. Pignatelli’s attempts to maintain control of the Company.
The recent amendment does not prevent stockholder suits or limit stockholders’ rights to raise claims through litigation; rather it is in place because the Board believes that the
Company should not spend its cash defending the Company or its directors or officers against frivolous and expensive litigation brought by Mr. Pignatelli.
In accordance with best governance practices, the Board is seeking stockholder approval for the fee-shifting bylaw at the 2015 annual meeting.
PROPOSAL TO RATIFY FEE-SHIFTING BYLAW AMENDMENT
On June 26, 2014, the Board adopted bylaw amendments, including one that shifted litigation expenses to the unsuccessful party only if that party is a current or former director (or acting on behalf of a current or former director).
If our stockholders fail to ratify the amendment, our Board will repeal it.

Five proposals to be voted on at our 2015 annual meeting:
The election of five directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;
The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;
The ratification of an amendment to the Company’s bylaws shifting litigation expenses to unsuccessful claiming current and former directors;
An amendment to the BIOLASE, Inc. 2002 Stock Incentive Plan; and
An advisory vote on the compensation of the Company’s named executive officers.
ANNUAL MEETING AGENDA
Company Headquarters – Irvine, CA
April 27, 2015 – 11AM PST

BIOLASE is an industry leader with a strong future.
BIOLASE is transitioning out of a tumultuous time under Mr.
Pignatelli’s leadership toward improved performance and
stability.
The Company’s financial position, product innovation, customer engagement and leadership are all vastly improved since the
middle of last year.
Recent actions have garnered significant support from
shareholders and customers.
The current Board has proven itself capable of turning the
Company around, with tangible results achieved in just a few months.
Jeffrey M. Nugent
James R. Talevich
We believe:
CONCLUSION
VOTE FOR THE FOLLOWING DIRECTORS:
Paul N. Clark
Frederic H. Moll, M.D.
Jonathan T. Lord, M.D.

Contact: Mike Carroll corporate@biolase.com 888-424-6527